UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported) - September 29, 2004


                                  DRUCKER, INC.
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             (Exact name of registrant as specified in its charter)




          Delaware                  0-29670                  95-3303637
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(State or other jurisdiction     (Commission File           (IRS Employer
    of Incorporation)                Number)              Identification No.)

                           Suite 916, Cathedral Place
                             925 West Georgia Street
                          Vancouver, BC, Canada V6C 3L2
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      (Address of principal executive offices)  (zip code)


       Registrant's telephone number, including area code - (604) 688-6999
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          (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.03.     AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
               CHANGE IN FISCAL YEAR
               --------------------------------------------------

               On September 29, 2004, the Board of Directors of the Company ratified the prior amendment of Article II of the Bylaws of Drucker, Inc. (the "Company") to provide that the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote were present and voted, may consent in writing to corporate action in lieu of a meeting. Article II previously provided that the written consent of all of the stockholders who would be entitled to vote upon the action if a meeting was held was required for the approval of such action in lieu of a meeting. A copy of the amendment is being filed with this report as Exhibit 99.1.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.
               ----------------------------------

     (c)       Exhibits

     99.1      Amendment to the Bylaws of Drucker, Inc.

                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 4, 2004





                                   DRUCKER, INC.


                                   By: /s/  Ronald Xie
                                       -----------------------------------------
                                       Name:  Ronald Xie
                                       Title: President, CEO and Acting CFO

                                  EXHIBIT INDEX


Exhibit Number                         Description of Exhibit
--------------                         ----------------------

     99.1                              Amendment to the Bylaws of Drucker, Inc.